UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2008

SERVISFIRST BANCSHARES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-53149	26-0734029
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Cahaba Road, Suite 300, Birmingham, Alabama	35223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 949-0302

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On November 14, 2008, ServisFirst Bancshares, Inc. (the “Company”) announced that the Company will not participate in the U. S. Treasury Department’s Capital Purchase Program (TARP). A copy of the press release is attached as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits	Description
	99.1	Press Release Issued November 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

Date: November 17, 2008

By: /s/ Thomas A. Broughton
Thomas A. Broughton III
Chief Executive Officer

EXHIBIT INDEX

Exhibits	Description

99.1	Press Release Issued November 14, 2008